NEWS RELEASE
W. R. Berkley Corporation 475 Steamboat Road Greenwich, Connecticut 06830 (203) 629-3000

FOR IMMEDIATE RELEASE	CONTACT:	Karen A. Horvath
Vice President - External
Financial Communications
(203) 629-3000

W. R. BERKLEY CORPORATION REPORTS SECOND QUARTER RESULTS
Net Income of $123 Million, Return on Equity 10.7%

Greenwich, CT, July 27, 2015 -- W. R. Berkley Corporation (NYSE: WRB) today reported net income for the second quarter of 2015 of $123 million, or $.95 per share.

Summary Financial Data
(Amounts in thousands, except per share data)

	Second Quarter		Six Months
	2015	2014	2015	2014

Gross premiums written	$1,811,398	$1,772,401	$3,663,203	$3,577,668
Net premiums written	1,543,925	1,489,776	3,119,327	3,015,656

Net income	123,035	179,961	241,342	349,634
Net income per diluted share	0.95	1.35	1.84	2.60

Operating income (1)	105,124	109,002	211,052	244,385
Operating income per diluted share	0.81	0.82	1.61	1.82

Return on equity (2)	10.7%	16.6%	10.5%	16.1%

(1)	Operating income is a non-GAAP financial measure defined by the Company as net income excluding after-tax net investment gains.

(2)	Return on equity represents net income expressed on an annualized basis as a percentage of beginning of year stockholders’ equity.

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Second quarter highlights included:

•	Repurchased 2.6 million shares of our common stock for $127 million.

•	GAAP combined ratio was 94.2%.

•	Insurance-Domestic net premiums written grew 7%.

•	Return on equity was 10.7% after-tax and 15.5% pre-tax.

Commenting on the Company's performance, William R. Berkley, chairman and chief executive officer, said: "We were pleased with our second quarter results. While the environment is becoming more competitive, we continue to emphasize those parts of our business that offer the best profit potential while simultaneously pursuing new business opportunities.

"In the insurance business, risk is a constant concern. For that reason, we choose cautiously in selecting our reserving assumptions to guard against potential inflation. We also maintain the duration of our investment portfolio shorter than the duration of our liabilities in anticipation of the risk of rising interest rates.

"We believe that the nature and availability of capital within our industry is changing. Our objective is to optimize risk-adjusted return; thus, managing our balance sheet requires a constant examination of our capital structure. As owners, our management team is committed to maximizing long-term shareholder value creation.

"We are well positioned with a strong track record of capitalizing upon opportunities in the market as they arise. We continue to target a return of 15% or better over the long run," Mr. Berkley concluded.

Webcast Conference Call
The Company will hold its quarterly conference call with analysts and investors to discuss its earnings and other information on Monday, July 27, 2015 at 5:00 p.m. eastern time. The conference call will be webcast live on the Company's website at www.wrberkley.com. A replay of the webcast will be available on the Company's website approximately two hours after the end of the conference call.
About W. R. Berkley Corporation
Founded in 1967, W. R. Berkley Corporation is an insurance holding company that is among the largest commercial lines writers in the United States and operates in three segments of the property casualty business: Insurance-Domestic, Insurance-International and Reinsurance-Global.

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Forward Looking Information

This is a “Safe Harbor” Statement under the Private Securities Litigation Reform Act of 1995. Any forward-looking statements contained herein, including statements related to our outlook for the industry and for our performance for the year 2015 and beyond, are based upon the Company’s historical performance and on current plans, estimates and expectations. The inclusion of this forward-looking information should not be regarded as a representation by us or any other person that the future plans, estimates or expectations contemplated by us will be achieved. They are subject to various risks and uncertainties, including but not limited to: the cyclical nature of the property casualty industry; the impact of significant competition, including new alternative entrants to the industry; the long-tail and potentially volatile nature of the insurance and reinsurance business; product demand and pricing; claims development and the process of estimating reserves; investment risks, including those of our portfolio of fixed maturity securities and investments in equity securities, including investments in financial institutions, municipal bonds, mortgage-backed securities, loans receivable, investment funds, including real estate, merger arbitrage, energy related and private equity investments; the effects of emerging claim and coverage issues; the uncertain nature of damage theories and loss amounts; natural and man-made catastrophic losses, including as a result of terrorist activities; general economic and market activities, including inflation, interest rates, and volatility in the credit and capital markets; the impact of the conditions in the financial markets and the global economy, and the potential effect of legislative, regulatory, accounting or other initiatives taken in response to it, on our results and financial condition; foreign currency and political risks relating to our international operations; our ability to attract and retain key personnel and qualified employees; continued availability of capital and financing; the success of our new ventures or acquisitions and the availability of other opportunities; the availability of reinsurance; our retention under the Terrorism Risk Insurance Act of 2002, as amended ("TRIA"); the ability of our reinsurers to pay reinsurance recoverables owed to us; other legislative and regulatory developments, including those related to business practices in the insurance industry; credit risk related to our policyholders, independent agents and brokers; changes in the ratings assigned to us or our insurance company subsidiaries by rating agencies; the availability of dividends from our insurance company subsidiaries; potential difficulties with technology and/or data security; the effectiveness of our controls to ensure compliance with guidelines, policies and legal and regulatory standards; and other risks detailed from time to time in the Company’s filings with the Securities and Exchange Commission. These risks and uncertainties could cause our actual results for the year 2015 and beyond to differ materially from those expressed in any forward-looking statement we make. Any projections of growth in our revenues would not necessarily result in commensurate levels of earnings. Forward-looking statements speak only as of the date on which they are made, and the Company undertakes no obligation to update publicly or revise any forward-looking statement, whether as a result of new information, future developments or otherwise.

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Consolidated Financial Summary
(Amounts in thousands, except per share data)

	Second Quarter		Six Months
	2015	2014	2015	2014
Revenues:
Net premiums written	$1,543,925	$1,489,776	$3,119,327	$3,015,656
Change in unearned premiums	(50,884)	(72,131)	(154,273)	(234,399)
Net premiums earned	1,493,041	1,417,645	2,965,054	2,781,257
Investment income	127,583	138,729	251,822	307,440
Insurance service fees	35,942	26,922	72,460	55,625
Net investment gains	27,557	109,168	46,601	161,922
Revenues from wholly-owned investees	105,596	104,285	198,202	197,125
Other income	46	240	305	526
Total revenues	1,789,765	1,796,989	3,534,444	3,503,895
Expenses:
Losses and loss expenses	906,235	867,778	1,806,943	1,689,873
Other operating costs and expenses	573,582	534,150	1,124,628	1,049,316
Expenses from wholly-owned investees	98,730	101,296	188,400	193,026
Interest expense	33,031	30,311	67,569	60,641
Total expenses	1,611,578	1,533,535	3,187,540	2,992,856
Income before income taxes	178,187	263,454	346,904	511,039
Income tax expense	(55,138)	(83,277)	(105,411)	(161,178)
Net income before noncontrolling interests	123,049	180,177	241,493	349,861
Noncontrolling interests	(14)	(216)	(151)	(227)
Net income to common stockholders	$123,035	$179,961	$241,342	$349,634

Net income per share:
Basic	$0.99	$1.41	$1.93	$2.72
Diluted	$0.95	$1.35	$1.84	$2.60

Average shares outstanding:
Basic	123,781	127,668	124,869	128,765
Diluted	129,988	133,304	131,228	134,323

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Business Segment Operating Results
(Amounts in thousands, except ratios) (1)

	Second Quarter		Six Months
	2015	2014	2015	2014
Insurance-Domestic:
Gross premiums written	$1,421,922	$1,351,624	$2,831,099	$2,694,566
Net premiums written	1,202,588	1,123,843	2,396,219	2,250,224
Premiums earned	1,159,653	1,041,745	2,277,195	2,045,252
Pre-tax income	175,953	176,855	342,819	379,040
Loss ratio	61.6%	60.9%	61.6%	60.4%
Expense ratio	31.5%	32.3%	31.4%	32.4%
GAAP combined ratio	93.1%	93.2%	93.0%	92.8%

Insurance-International:
Gross premiums written	$237,032	$265,200	$520,258	$542,386
Net premiums written	198,490	222,622	429,998	448,443
Premiums earned	191,729	201,868	385,463	387,192
Pre-tax income	7,517	11,510	28,820	29,257
Loss ratio	59.5%	60.7%	58.7%	60.0%
Expense ratio	41.6%	38.8%	40.3%	39.4%
GAAP combined ratio	101.1%	99.5%	99.0%	99.4%

Reinsurance-Global:
Gross premiums written	$152,444	$155,577	$311,846	$340,716
Net premiums written	142,847	143,311	293,110	316,989
Premiums earned	141,659	174,032	302,396	348,813
Pre-tax income	27,122	25,866	47,384	57,940
Loss ratio	54.9%	63.4%	58.8%	64.0%
Expense ratio	38.7%	31.9%	37.1%	32.4%
GAAP combined ratio	93.6%	95.3%	95.9%	96.4%

Corporate and Eliminations:
Net realized investment gains	$27,557	$109,168	$46,601	$161,922
Interest expense	(33,031)	(30,311)	(67,569)	(60,641)
Other revenues and expenses	(26,931)	(29,634)	(51,151)	(56,479)
Pre-tax gain (loss)	(32,405)	49,223	(72,119)	44,802

Consolidated:
Gross premiums written	$1,811,398	$1,772,401	$3,663,203	$3,577,668
Net premiums written	1,543,925	1,489,776	3,119,327	3,015,656
Premiums earned	1,493,041	1,417,645	2,965,054	2,781,257
Pre-tax income	178,187	263,454	346,904	511,039
Loss ratio	60.7%	61.2%	60.9%	60.8%
Expense ratio	33.5%	33.2%	33.1%	33.4%
GAAP combined ratio	94.2%	94.4%	94.0%	94.2%

(1) Loss ratio is losses and loss expenses incurred expressed as a percentage of premiums earned. Expense ratio is underwriting expenses expressed as a percentage of premiums earned. GAAP combined ratio is the sum of the loss ratio and the expense ratio.

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Supplemental Information
(Amounts in thousands)

	Second Quarter		Six Months
	2015	2014	2015	2014
Insurance-Domestic net premiums written:
Other liability	$405,763	$400,289	$795,257	$771,720
Workers' compensation	326,104	283,995	681,438	630,865
Short-tail lines (1)	240,914	235,972	463,375	443,081
Commercial automobile	133,971	129,282	273,151	263,808
Professional liability	95,836	74,305	182,998	140,750
Total	$1,202,588	$1,123,843	$2,396,219	$2,250,224

Losses from catastrophes:
Insurance-Domestic	$22,297	$38,370	$36,591	$51,111
Insurance-International	393	272	561	1,403
Reinsurance-Global	1,797	1,148	1,797	1,246
Total	$24,487	$39,790	$38,949	$53,760

Investment income (loss):
Core portfolio (2)	$105,849	$109,431	$215,048	$218,824
Investment funds	21,851	22,356	27,912	76,155
Arbitrage trading account	(117)	6,942	8,862	12,461
Total	$127,583	$138,729	$251,822	$307,440

Other operating costs and expenses:
Underwriting expenses	$500,234	$470,296	$982,294	$928,434
Service expenses	32,374	23,607	63,458	45,864
Net foreign currency loss	3,076	1,993	2,509	1,659
Other costs and expenses	37,898	38,254	76,367	73,359
Total	$573,582	$534,150	$1,124,628	$1,049,316

Cash flow from operations	$271,871	$111,459	$332,883	$254,623

Reconciliation of operating and net income:
Operating income (3)	$105,124	$109,002	$211,052	$244,385
After-tax investment gains	17,911	70,959	30,290	105,249
Net income	$123,035	$179,961	$241,342	$349,634

(1) Short-tail lines include commercial multi-peril (non-liability), inland marine, accident and health, fidelity and surety, boiler and machinery and other lines.
(2) Core portfolio includes fixed maturity securities, equity securities, cash and cash equivalents, real estate and loans receivable.
(3) Operating income is a non-GAAP financial measure defined by the Company as net income excluding after-tax net investment gains. Management believes that excluding net investment gains provides a useful indicator of trends in the Company’s underlying operations.

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Selected Balance Sheet Information
(Amounts in thousands, except per share data)

	June 30, 2015	December 31, 2014

Net invested assets (1)	$16,184,039	$16,508,087
Total assets	21,689,809	21,716,691
Reserves for losses and loss expenses	10,622,374	10,369,701
Senior notes and other debt	1,843,865	2,115,527
Subordinated debentures	340,190	340,060
Common stockholders’ equity (2)	4,502,187	4,589,945
Common stock outstanding (3)	122,482	126,749
Book value per share (4)	36.76	36.21
Tangible book value per share (4)	35.22	34.72

(1)
Net invested assets include investments, cash and cash equivalents, trading accounts receivable from brokers and clearing organizations, trading account securities sold but not yet purchased and unsettled purchases, net of related liabilities.

(2)
After-tax unrealized investment gains were $223 million and $306 million as of June 30, 2015 and December 31, 2014, respectively. Unrealized currency translation losses were $137 million and $123 million as of June 30, 2015 and December 31, 2014, respectively.

(3)
During the second quarter of 2015, the Company repurchased 2,565,422 shares of its common stock for $127 million. During the first six months of 2015, the Company repurchased 4,395,912 shares of its common stock for $218 million.

(4)
Book value per share is total common stockholders’ equity divided by the number of common shares outstanding. Tangible book value per share is total common stockholders’ equity excluding the after-tax value of goodwill and other intangible assets divided by the number of common shares outstanding.

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Investment Portfolio
June 30, 2015
(Amounts in thousands)

	Carrying Value	Percent of Total

Fixed maturity securities:
United States government and government agencies	$715,367	4.4%
State and municipal:
Special revenue	2,450,825	15.1%
State general obligation	691,871	4.3%
Pre-refunded	473,708	2.9%
Corporate backed	432,424	2.7%
Local general obligation	325,089	2.0%
Total state and municipal	4,373,917	27.0%
Mortgage-backed securities:
Agency	918,826	5.7%
Residential - Prime	138,329	0.9%
Commercial	69,338	0.4%
Residential - Alt A	64,031	0.4%
Total mortgage-backed securities	1,190,524	7.4%
Corporate:
Industrial	1,866,845	11.5%
Asset-backed	1,652,155	10.2%
Financial	1,323,007	8.2%
Utilities	190,482	1.2%
Other	116,363	0.7%
Total corporate	5,148,852	31.8%
Foreign government	967,150	6.0%
Total fixed maturity securities (1)	12,395,810	76.6%
Equity securities available for sale:
Preferred stocks	94,322	0.6%
Common stocks	59,191	0.4%
Total equity securities available for sale	153,513	1.0%
Investment funds (3)	1,122,171	6.9%
Arbitrage trading account	830,212	5.1%
Real estate	820,257	5.1%
Cash and cash equivalents (2)	602,665	3.7%
Loans receivable	259,411	1.6%
Net invested assets	$16,184,039	100.0%

(1)	Total fixed maturity securities had an average rating of AA- and an average duration of 3.3 years.

(2)	Cash and cash equivalents includes trading accounts receivable from brokers and clearing organizations, trading account securities sold but not yet purchased and unsettled purchases.

(3)
Investment funds include an investment in publicly traded common stock of HealthEquity, Inc. (HQY), which is carried on the equity method of accounting. At June 30, 2015, the investment in HQY had a carrying value of $45 million and a fair value of $457 million.

Investment funds are reported net of related liabilities of $2 million.

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Foreign Government Fixed Maturity Securities
June 30, 2015
(Amounts in thousands)

Carrying Value

Australia	$244,374
United Kingdom	188,127
Canada	162,441
Argentina	160,430
Germany	59,330
Brazil	54,477
Supranational (1)	48,312
Norway	32,770
Colombia	6,830
Singapore	6,316
Uruguay	3,743
Total	$967,150

(1)	Supranational represents investments in the North American Development Bank, European Investment Bank and International Bank for Reconstruction & Development.